RevenueShares ETF Trust

SUMMARY PROSPECTUS
NOVEMBER 3, 2015
RevenueShares Large Cap Fund

This summary prospectus is designed to provide investors with key fund information in a clear and concise format.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, each dated October 28, 2015, are incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost online at www.revenueshares.com/etfs/prospectus-and-reports, by calling RevenueShares ETF Trust at 1-888-854-8181 or by sending an e-mail request to infoadmin@revenueshares.com.

RWL Listed on NYSE ARCA CUSIP # 761396100

On September 4, 2015, VTL Associates, LLC (“VTL”) entered into an agreement with OppenheimerFunds, Inc. (“OFI”) whereby OFI will acquire VTL (the “Transaction”). The completion of the Transaction is subject to certain terms and conditions. If completed, the Transaction will cause a change in control of VTL, which will terminate the current investment advisory agreement between the RevenueShares ETF Trust (the “Trust”), on behalf of the series of the Trust listed on the front cover of this Summary Prospectus (the “Fund”), and VTL. The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, has approved: (1) a new investment advisory agreement between the Trust, on behalf of the Fund, and VTL (the “New Agreement”); and (2) the submission of a proposal to the Fund’s shareholders to approve the New Agreement. The New Agreement would become effective for the Fund only if approved by the shareholders of the Fund and if the Transaction is completed. Under the New Agreement, VTL will provide the portfolio management previously provided by Index Management Solutions, LLC (“IMS”), and the investment advisory personnel of VTL and IMS who currently manage the Fund are expected to continue to do so as employees of VTL after the Transaction. As part of the Transaction, VTL has agreed to enter into a written fee waiver and expense reimbursement agreement, effective upon Closing, that will keep the Fund’s expense cap at its current level for a period of two years from the date of the Closing.

In addition, the Board, including the Independent Trustees, upon the recommendation of the Nominating Committee of the Board: (1) selected and nominated a new board of trustees of the Trust (the “New Board”) for election by the shareholders of the Trust; and (2) approved the submission of a proposal to the Fund’s shareholders to elect the New Board. Each nominee for the New Board currently serves as a trustee of certain other open-end funds advised by OFI. If the nominees are elected, and the Transaction is consummated, the New Board would take office and replace the Trust’s current trustees upon the closing of the Transaction (the “Closing”). As part of the Transaction, the Board also approved a new distribution agreement for the Fund with OppenheimerFunds Distributors, Inc., which will become effective upon Closing. The Board also appointed certain new officers of the Trust to take office upon Closing, including an employee of OFI to be the Trust’s new Chief Compliance Officer.

Shareholders of the Fund who owned shares as of September 30, 2015 received a proxy statement for a meeting of shareholders to be held on November 13, 2015 for the purpose of voting on the approval of the New Agreement and the New Board. The proxy statement describes the Transaction, the New Agreement and the New Board in detail, as well as the Board’s considerations in approving the New Agreement and the nomination of the New Board. Shareholders are encouraged to read and retain the proxy statement.

RevenueShares Large Cap Fund

Investment Objective

RevenueShares Large Cap Fund (the “Fund”) seeks to outperform the total return performance of the S&P 500® Index, the Fund’s benchmark index (the “Benchmark Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver and/or Expense Reimbursement[1]	–0.12%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%

[1]	RevenueShares ETF Trust (the “Trust”) and VTL Associates, LLC, the Fund’s investment adviser (“VTL” or “Management”), have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.49% of average daily net assets. This agreement will remain in effect and will be contractually binding through October 27, 2016. If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$184	$330	$754

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.79% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the RevenueShares Large Cap Index™ (the “Underlying Index”). The Underlying Index is constructed by re-weighting the constituent securities of the Benchmark Index according to the revenue earned by the companies in the Benchmark Index, subject to certain asset diversification requirements. The Underlying Index is rebalanced quarterly according to revenue weightings as of the previous quarter. The Underlying Index thus contains the same securities as the Benchmark Index, but in different proportions.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of large capitalization companies included in the Benchmark Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines large capitalization companies as companies that are included in the Benchmark Index at the time of purchase.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Investment Approach Risk The alternate weighting approach employed by the Underlying Index and the Fund, while designed to enhance potential returns compared to the Benchmark Index, may not produce the desired results. Using revenues as a weighting measure is no guarantee that the Underlying Index or the Fund will outperform the Benchmark Index, and may even cause the Underlying Index or the Fund to underperform the Benchmark Index.

Stock Market Risk Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.

Market Trading Risk There can be no assurance that an active trading market for Shares will develop or be maintained. Although it is expected that Shares will remain listed for trading on the NYSE Arca, Inc. (the “Exchange”), it is possible that an active trading market may not be maintained.

Premium/Discount Risk As an ETF, Shares generally trade in the secondary market on the Exchange at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation Risk The Fund’s return may not match the return of the Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Underlying Index, including the cost of buying and selling securities.

Portfolio Turnover Risk Because the Fund is rebalanced quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Performance

The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://www.revenueshares.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Total Returns as of December 31

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 18.95% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -15.87% (quarter ended September 30, 2011).

Year-to-date return (through September 30, 2015): –6.51%

Average Annual Total Returns for the Periods Ended December 31, 2014

	1 Year	5 Year	Since Inception (2/22/08)
Return Before Taxes	13.35%	16.68%	9.12%
Return After Taxes on Distributions	12.65%	15.93%	8.46%
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	13.11%	6.96%
S&P 500® Index (reflects no deduction for fees,
expenses or taxes)	13.66%	15.42%	7.97%
RevenueShares Large Cap Index™ (reflects no deduction for fees,
expenses or taxes)	13.98%	17.31%	9.02%

Management

Investment Adviser
VTL Associates, LLC

Sub-Adviser
Index Management Solutions, LLC

Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is the Chief Executive Officer of VTL and has managed the Fund since its inception.

Michael J. Gompers, Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Mr. Gompers is the Chief Executive Officer of Index Management Solutions, LLC (“IMS”), and Messrs. Justin Lowry and Reichert are Portfolio Managers for IMS. Messrs. Gompers, Justin Lowry and Reichert have managed the Fund since September 2014. IMS is a wholly owned subsidiary of VTL.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), VTL may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RevenueShares ETF Trust

SUMMARY PROSPECTUS
NOVEMBER 3, 2015

View the Fund’s prospectus or statement of additional information online at www.revenueshares.com/etfs/prospectus-and-reports